                                                   FILED PURSUANT TO RULE 497(E)
                                                 FILE NOS. 2-98772 AND 811-04347

                                    GMO TRUST

                                  SUPPLEMENT TO
                    GMO TRUST PROSPECTUS DATED JUNE 30, 2005,
                          AS REVISED SEPTEMBER 23, 2005

GMO INTERNATIONAL CORE EQUITY FUND

Commencing March 27, 2006, the Fund is offering an additional class of shares, Class VI.

FEES AND EXPENSES

     The table below shows, for Class VI shares, the expected cost of investing in the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that are paid from Fund assets as
a percentage of average daily net assets)     CLASS VI
-------------------------------------------   --------
Management fee                                 0.38%
Shareholder service fee                        0.055%
Other expenses                                 0.14%(1)
Total annual operating expenses                0.58%(1)
   Expense reimbursement                       0.14%(2)
Net annual expenses                            0.44%(1)

(1) The amounts indicated above represent an annualized estimate (calculated at the time the Fund commenced operations) of the Fund's operating expenses for its initial fiscal year ending February 28, 2006.

(2) The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees and other expenses described on page 96 of the Prospectus) exceed 0.38% of the Fund's average daily net assets.

EXAMPLE

     This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class VI shares of the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same as shown in the table, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

           1 YEAR*   3 YEARS
           -------   -------
Class VI     $45       $172

*    After reimbursement.

See "Fees and expenses" on page 25 of the Prospectus for information relating to the Class III and Class IV shares offered by the Fund through the Prospectus.

                                                   FILED PURSUANT TO RULE 497(E)
                                                 FILE NOS. 2-98772 AND 811-04347

MULTIPLE CLASSES

The table under the caption "Minimum Investment Criteria for Class IV, Class V, and Class VI Eligibility" in the "Multiple Classes" section on page 102 of the Prospectus is amended to include the following:

                                                              MINIMUM TOTAL            SHAREHOLDER
                                                             INVESTMENT PLUS           SERVICE FEE
                                        MINIMUM TOTAL          MINIMUM FUND        (AS A % OF AVERAGE
                                       FUND INVESTMENT          INVESTMENT          DAILY NET ASSETS)
                                       ---------------   -----------------------   ------------------
FUNDS OFFERING    International Core     $300 million       $750 million plus            0.055%
CLASS VI SHARES   Equity Fund                            $35 million in the Fund

FUND CODES

On the inside back cover of the Prospectus, the list of "Fund Codes" is hereby amended to add the Cusip number for International Core Equity Fund's Class VI shares, 362013 66 6

Supplement Date: March 15, 2006